SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

  FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2008

PROMOTORA VALLE HERMOSO, INC.
(Exact name of registrant as specified in charter)

Colorado	000-23712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

1809 E. Broadway St., Suite 346, Oviedo, FL	18960
(Address of Principal Executive Offices)	(Zip Code)

(800) 377-2137
Registrant’s Telephone Number, Including Area Code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY

FINANCIAL STATEMENTS

DECEMBER 31, 2007 and 2006

INDEX TO FINANCIAL STATEMENTS

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY

Page
Report of Independent Registered Public Accounting Firm	3

Consolidated Balance Sheets at December 31, 2007 and 2006	4

Consolidated Statements of Operations for the Years ended December 31, 2007 and 2006	5

Consolidated Statements of Stockholders’ Equity for the Years ended December 31, 2007 and 2006	6

Consolidated Statements of Cash Flows for the Years ended December 31, 2007 and 2006	7 - 8

Notes to Consolidated Financial Statements	9 - 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
494 UNR Open Joint Stock, Inc
Moscow District, Russia

We have audited the accompanying consolidated balance sheets of Promotora Valle Hermoso, Inc. and Subsidiary (collectively, the “Company”) as of December 31, 2007 and 2006, and the related statements of operations, stockholders’ equity and cash flows for each of two years in the period ended December 31, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 of Notes to Financial Statements, 100% of the assets are located in the Russian Federation and 100% of the revenue is earned in the Russian Federation.

In our opinion, such financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Wiener, Goodman & Company, P.C.
Eatontown, New Jersey

June 27, 2008

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
ASSETS

Cash and cash equivalents	$6,736,680	$15,764,512
Inventories - at the lower of cost or fair value:
Unsold homes under development	63,955,124	29,354,583
Raw materials and finished goods	3,003,999	1,345,823
Total Inventories	66,959,123	30,700,406
Receivables	6,315,677	9,567,398
Property, plant and equipment - net	983,565	371,755
Prepaid expenses	13,002,656	2,643,620
Other assets	198,535	185,077

TOTAL ASSETS	$94,196,236	$59,232,768

LIABILITIES AND STOCKHOLDERS' EQUITY

Notes payable	$22,536,930	$17,659,726
Accounts payable and other liabilities	3,001,535	2,696,929
Customer deposits	53,099,782	36,352,790
Deferred income tax	3,459,820	445,727
Total Liabilities	82,098,067	57,155,172

Minority interests	3,717,499	672,514

Stockholders' Equity:
Common stock, $0.001 par value; authorized 100,000,000
shares; outstanding 20,500,000 and 20,500,000 shares, respectively	20,500	20,500
Paid-in capital	99,579	99,579
Retained earnings	7,373,321	1,238,371
Accumulated other comprehensive income	887,270	46,632
Total Stockholders' Equity	8,380,670	1,405,082

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY	$94,196,236	$59,232,768

See Notes to Consolidated Financial Statements

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended
	December 31,
	2007	2006

Revenues:
Home building	$50,900,066	$65,800,051
Road coverage	42,996,725	4,571,230
	93,896,791	70,371,281

Costs and expenses:
Cost of sales	79,185,231	65,531,665
Selling, general and administrative costs	3,866,801	3,031,360
	83,052,032	68,563,025

Income from operations	10,844,759	1,808,256
Other income expense:
Other income (primarily rental income)	1,234,103	137,175

Income before minority interests and
provision for income taxes	12,078,862	1,945,431

Minority interests share of earnings of
consolidated subsidiary - net of taxes	3,044,985	490,428

Income before provision for income taxes	9,033,877	1,455,003
Provision for income taxes	2,898,927	466,903

Net earnings	$6,134,950	$988,100

Earnings per common share - basic and diluted	$0.30	$0.04

Weighted average common shares
outstanding - basic and diluted	20,500,000	20,500,000

See Notes to Consolidated Financial Statements

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
DECEMBER 31, 2007
					Accumulated
					Other
	Common Stock		Paid-In	Retained	Comprehensive
	No of shares	Amount	Capital	Earnings	Income	TOTAL

Balance, January 1, 2006	20,500,000	$20,500	$99,579	$250,271	$19,484	$389,834

Net income			-	988,100	-	988,100

Currency translation adjustment					27,148	27,148

Balance, December 31, 2006	20,500,000	20,500	99,579	1,238,371	46,632	1,405,082

Net income			-	6,134,950	-	6,134,950

Currency translation adjustment			-		840,638	840,638

Balance, December 31, 2007	20,500,000	$20,500	$99,579	$7,373,321	$887,270	$8,380,670

See Notes to Consolidated Financial Statements

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended
	December 31,
	2007	2006

Cash flows from operating activities:
Net income	$6,134,950	$988,100

Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	74,220	47,868
Net income allocated to minority interests	3,044,985	490,428
Gain on sale of property, plant and equipment	1,386	-
Deferred income taxes	3,014,093	445,727
Change in operating assets and liabilities	(25,017,138)	(2,941,328)
Net cash used in operating activities	(12,747,504)	(969,205)

Cash flows from investing activities:
Proceeds from short-term investment	-	1,042,300
Proceeds from sale of property, plant and equipment	8,286	-
Purchase of property, plant and equipment	(709,159)	(156,700)
Net cash (used in) provided by investing activities	(700,873)	885,600

Cash flows from financing activities:
Investment in non-marketable security	-	(185,077)
Proceeds from borrowings	16,246,004	33,864,695
Repayment of loans	(11,368,800)	(23,192,904)
Net cash provided by financing activities	4,877,204	10,486,714

Effect of exchange rate changes on cash	(456,659)	1,342,660

Net increase (decrease) in cash	(9,027,832)	11,745,769

Cash - beginning of year	15,764,512	4,018,743

Cash - end of year	$6,736,680	$15,764,512

Changes in operating assets
and liabilities consist of:
Decrease in accounts receivable	3,251,721	827,985
Increase in inventories	(35,531,288)	(21,966,715)
Increase in prepaid expenses	(10,141,252)	(828,478)
Increase in accounts payable and
accrued expenses	304,606	73,295
Increase in customer advances	17,099,075	18,952,585
	$(25,017,138)	$(2,941,328)
See Notes to Consolidated Financial Statements

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

	For the Years Ended
	December 31,
	2007	2006

Supplementary Information:
Cash paid during the year for
Interest	$1,754,285	$1,993,524
Income taxes	$153,140	$100,249

See Notes to Consolidated Financial Statements

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1.             DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Promotora Valle Hermoso, Inc. and Subsidiary (“Promotora Valle Hermoso” or the “Company”) operates its business through its majority-owned subsidiary, 494 UNR Open Joint Stock, Inc. (“494 UNR”).  494 UNR, a Russian Federation corporation, is a construction company operating in the Russian Federation and specializing in infrastructure build and supply services, including the construction of roads, highways and bridges, design/build apartment and office buildings, parks, warehouses, shipping centers and retail facilities, such as commercial housing projects and light industrial projects for governments, developers, businesses and end users.  494 UNR also performs activities such as demolition, clearing, large-scale earthwork and grading, dewatering, drainage improvements and structural concrete.

494 UNR operates primarily in the Moscow regions of the Russian Federation and has completed projects in a number of other cities or urban areas.  All revenue is earned within the Russian Federation.

Basis of Presentation

Effective March 24, 2008, Promotora Valle Hermoso entered into an Acquisition Agreement with the stockholders of 494 UNR, providing for the acquisition by the Company of 66.83% of the outstanding shares of common and preferred stock of 494 UNR.  In connection with the agreement, as of August 5, 2008, the Company issued 20,500,000 of its common stock to Alexei Ivanovich Kim (the “Controlling Shareholder”).  Based on the number of outstanding voting securities as of August 5, 2008, the Controlling Shareholder owns beneficially 83.79% of the Company’s issued and outstanding shares of common stock.  In connection with the share exchange, the Company acquired the assets and assumed the liabilities of 494 UNR as the acquirer.  The financial statements prior to August 5, 2008, reflect the assets and liabilities of 494 UNR at historical earning amounts.

The share exchange was accounted for as a recapitalization.  The financial statements show a retroactive restatement of the Company’s historical stockholders’ equity to reflect the equivalent number of shares of common stock issued in the acquisition.

Effective August 5, 2008, the Company’s officers and directors resigned and new officers and a new Board of Directors were appointed, as well as the sale of the Company’s existing business to former management.

Summary of Significant Accounting Policies

Principles of Consolidation

The financial statements include the accounts of the Company and its majority-owned subsidiary.  All intercompany transactions and balances have been eliminated.  Where the Company’s ownership is less than 100 percent, the minority ownership interests are reported in the consolidated balance sheet as a liability.  The minority ownership interest of the Company’s earnings is classified as “Minority interest shares of earnings of consolidated subsidiary” in the consolidated statements of operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition

The Company has adopted the revenue recognition method for completed work, in accordance with Financial Accounting Standards ("SFAS") No. 66, "Account for Sales of Real Estate ("SFAS 66"), over which the revenue and costs will be recorded at the time of the completion of home construction and delivery to the buyer.  The cash received on the home is recorded as customer advances until the revenue is recognized.  Cash advances at December 31, 2007 and 2006 against future revenue was $53,099,782 and $36,352,790, respectively and is included in customer advances on the Company’s consolidated balance sheet at December 31, 2007 and 2006.

Revenue from the sale of materials for road coverage is recognized when the work is completed and accepted by the purchaser.

Land, land development and the other common costs, both incurred and estimated to be incurred in the future, are amortized to the cost of homes closed based upon the total number of homes to be constructed in each project.  Any changes resulting from a change in the estimated number of homes to be constructed or in the estimated costs subsequent to the commencement of delivery of homes in the project are allocated to the remaining undelivered homes.  Home construction and related costs are charged to the cost of homes covered under the specific identifiable method.

Cash and Cash Equivalents

Cash and cash equivalents include cash deposited in checking accounts, overnight repurchase agreements and money market funds with maturities of 90 days or less when purchased.  The cash balances are held at a few institutions and may, at times, exceed insurable amounts.  The Company believes it mitigates this risk by depositing cash in major financial institutions.

Receivables

Receivables are recorded when invoices are issued and are presented in the balance sheet net of allowance for doubtful accounts.  Receivables are written off when they are determined to be uncollectible.  The allowance for doubtful accounts is estimated based on the Company’s historical losses, the existing economic conditions in the construction industry, and the financial ability of its customers.  The Company believes no allowance for doubtful accounts is necessary at December 31, 2007 and 2006.

Inventories

Inventories and long-lived assets held for sale are recorded at the lower of cost or fair value less direct costs to sell.  Fair value is defined as the amount at which an asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.  Construction costs are accumulated during the period of construction and charged to cost of sales under specific identification methods.  Land, land development and common facility costs are allocated based on buildible acres to product types within each project, then charged to cost of sales equally based upon the number of homes to be constructed in each product type.  For inventories of projects under development, a loss is recorded when events and circumstances indicate impairment and the undiscounted future cash flows generated are less than the related carrying amounts.  The impairment loss is the difference between the book value of the individual project, and the discounted future cash flows generated from expected revenue of the individual project, less the associated cost to complete and direct costs to sell, which approximates fair value.  The estimates used in the determination of the estimated cash flows and fair value of a project are based on factors known to us at the time such estimates are made and our expectations of future operations.  These estimates of cash flows are significantly impacted by estimates of the amounts and timing of revenues and costs and other factors which, in turn, are impacted by local market economic conditions and the actions of competitors.  Should the estimates or expectations used in determining estimated cash flows or fair value decrease or differ from current estimates in the future, we may be required to recognize additional impairments related to current and future projects.

Post Development Completion Costs

In instances where a development is substantially completed and sold and the Company has additional construction work to be incurred, an estimated liability is provided to cover the cost of such work and is recorded as costs of sales and included in accounts payable in the accompanying balance sheet.

Fair Value of Financial Instruments

For financial instruments, including cash, accounts receivable, accounts payable, notes payable and accrued expenses, it was assumed that the carrying amount approximated fair value because of the short maturities of such instruments.  Management believes that the carrying amount debt is a reasonable estimate of its fair value.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.  The Company grants credit to customers that are based on an evaluation of the customer's financial condition, without requiring collateral.  Exposure to losses on receivables is principally dependent on each customer's financial condition.  The Company controls its exposure to credit risk through credit approvals, and progressive payments as the work is preformed.

100% of the Company’s assets are located in the Russian Federation.  There is a potential risk that the government within the Russian Federation may become unstable which could lead to exposure of those assets.

The Company is also subject to the risk of currency fluctuations that may affect the prices paid for goods and the amounts received for revenue.

Advertising Costs

Advertising costs are treated as period costs and expensed as incurred.  During the year ended December 31, 2007 and 2006, advertising costs expenses were minimal as advertising costs are incurred by the agency hired by the Company to market its housing projects.

Interest

In accordance with SFAS 34, "Capitalization of Interest Cost", interest incurred is first capitalized to the property under development during the land development and home construction period and expensed along with the associated cost of sales as the related inventory are sold.  Interest in excess of interest capitalized or interest incurred on borrowings directly related to property not under development is expensed immediately.  No interest was expensed for the year ended December 31, 2007 and 2006 as all amounts were capitalized in ongoing projects that expect to be completed in future periods.  Capitalized interest is included in Inventories – sold and unsold homes under development – in the Company’s consolidated balance sheet at December 31, 2007 and 2006.

Interest cost incurred, expensed and capitalized were:

	Year Ended
	December 31,
	2007	2006
Interest capitalized at beginning of year	$1,993,524	$-
Plus interest incurred	2,472,452	1,993,524
Less cost of sales interest expense	-	-
Less other interest expense	-	-

Interest capitalized at end of year	$4,465,976	$1,993,524

Depreciation

Equipment is stated at cost less accumulated depreciation and amortization.  Depreciation is calculated primarily using the straight-line method over their estimated useful lives.

Income Taxes

The Company accounts for income taxes using an asset and liability approach under which deferred income taxes are recognized by applying enacted tax rates applicable in future years to the differences noted in the financial statement carrying amounts and the tax basis of the reported assets and liabilities.
The principal item giving rise to deferred taxes is expenses deductible for tax purposes that are not deductible for book purposes.

The Company accounts for income taxes in accordance with the Internal Income Tax Law of the Russian Federation.  The Company is taxed at a rate of 24%.

Foreign Currency Translation

Conversion of currency from the Russian ruble into a United States dollar (“US $”) has been made at the respective applicable rates of exchange.  Monetary assets and liabilities denominated in foreign currencies are converted into US $ at the applicable rate of exchange at the balance sheet date.  Income and expense items are converted at the average rates for the years then ended.

Earnings Per Share

Basic earnings per common share are computed by dividing net earnings by weighted average number of common shares outstanding during the year.  Diluted earnings per common share are computed by dividing net earnings by the weighted average number of common share and potential common shares outstanding during the year.  There were no potential common shares outstanding for the years ending December 31, 2007 and 2006.

Prepaid Expenses

Prepaid expenses primarily include prepayments for goods and services and which relate to specific housing projects are amortized to cost of sales as the applicable inventory are sold.  All other prepaid expenses are amortized over a specific time period or as used and charged to overhead expense.

New Financial Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157 “Fair Value Measurements,” (“SFAS 157”) which enhances existing guidance for measuring assets and liabilities using fair value.  This standard provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.  SFAS 157, as amended by FASB Staff Position 157-2, is effective for financial statements for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years.  The Company does not believe that SFAS 157 will have a material impact on its financial statements.

In July 2006, FASB issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  The interpretation requires a two step approach for recognizing and measuring tax benefits based on a recognition threshold of “more likely than not”.  The FASB also requires explicit disclosures about uncertainties in tax positions including a detailed rollforward of tax benefits that do not qualify for financial statement recognition.  The adoption of FIN 48 is effective for fiscal years beginning after December 15, 2006.  On January 1, 2007, the Company implemented FIN 48 which resulted in no adjustment in the liability for uncertain tax positions.  For additional information regarding the accounting treatment and effect of FIN 48, see Note 8 of Notes to the Financial Statements.

In February 2007, the FASB issued SFAS No. 159  “The Fair Value Option for Financial Assets and Financial Liabilities,” (“SFAS 159”) providing companies with an option to report selected financial assets and liabilities at fair value.  The standard’s objective is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently.  It also requires entities to display the fair value of those assets and liabilities for which the Company has chosen to use fair value on the face of the balance sheet.  SFAS 159 is effective for fiscal years beginning after November 15, 2007.  The Company is currently evaluating the impact of the adoption of this Statement on its financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007) (“SFAS 141 (R)”) “Business Combinations”, which replaces SFAS 141 “Business Combinations”.  This Statement improves the relevance, completeness and representational faithfulness of the information provided in financial reports about the assets acquired and the liabilities assumed in a business combination.  This Statement requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquire at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the Statement.  Under SFAS 141(R), acquisition-related costs, including restructuring costs, must be recognized separately from the acquisition and will generally be expensed as incurred.  That replaces SFAS 141’s cost-allocation process, which required the cost of an acquisition to be allocated to the individual assets acquired and liabilities assumed based on their estimated fair values.  SFAS 141(R) shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual report period beginning on or after December 15, 2008.  The Company will implement this Statement in 2009.

In December 2007, the FASB issued SFAS No. 160 “Non-Controlling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51” (“SFAS 160”).  SFAS 160 establishes new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary.  Specifically, this statement requires the recognition of non-controlling interests (minority interest) as equity in the consolidated financial statements and separate from parent’s equity.  The amount of net income attributable to the non-controlling interest will be included in consolidated net income on the face of the income statement.  SFAS 160 clarifies that changes in a parent’s ownership in a subsidiary that does not result in deconsolidation are equity transactions if the parent retains its controlling financial interest.  In addition, this statement requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated.  Such gain or loss will be measured using the fair value of the non-controlling equity investment of the deconsolidation date.  SFAS 160 also includes expanded disclosure requirements regarding the interest of the parent and its non-controlling interest. SFAS 160 is effective for fiscal years, and interim periods other than fiscal years, beginning on or after December 15, 2008.  The Company is currently evaluating the impact of the adoption of this Statement on its financial statements.

In January 2008, Staff Accounting Bulletin (“SAB”) 110 “Share-Based Payment” (“SAB 110”), was issued.  Registrants may continue, under certain circumstances, to use the simplified method in developing estimates of the expected term of share options as initially allowed by SAB 107, “Share-Based Payments”.  The adoption of SAB 110 should have no effect on the financial position and results of operations of the Company.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”, an amendment of FASB Statement No. 133 (“SFAS No. 161”).  The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance and cash flows.  It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  The Company does not believe that SFAS No. 161 will have a material impact on its financial statements.

2. Property

Property, plant and equipment consists of buildings, building improvements, furniture and equipment used to conduct day to day business and are recorded at cost less accumulated depreciation.  Accumulated depreciation related to these assets at December 31, 2007 and 2006 amounted to $196,170 and $131,175, respectively.

Depreciation expense for the years ended December 31, 2007 and 2006 amounted to $74,220 and $47,868, respectively.

3.      Inventories

In accordance with Financial Accounting Standards No. 144, “Accounting for the Impairment of or Disposal of Long Lived Assets” (“SFAS 144”), the Company records impairment losses on inventory related to projects under development when events and circumstances indicate that they may be impaired and the undiscounted cash flows estimated by these assets are less than their related carrying amounts.  The Company recorded no impairments for the years ended December 31, 2007 and 2006.

4.      Notes Payable

Notes payable balances as of December 31, 2007 and 2006 were as follows:

	December 31,
	2007	2006
Note payable to JSC Greenfield Bank,	$-	$569,669
interest @ 16%, matured June 29, 2007

Notes payable to OJSC Ros Der Bank,	-	3,797,790
interest @ 14%, matured May 11, 2007

Note payable to OJSC Ros Der Bank,	2,400,000	-
interest @ 14%, matures November 18, 2008

Note payable to Vozrozhdenie Bank,	6,829,092	5,696,686
interest @ 14%, matured February 20, 2008

Note payable to Vozrozhdenie Bank,	-	7,595,581
interest @ 14%, matured July 2, 2007

Notes payable to Dunchoille Holdings Limited,	13,307,838	-
interest @ 10% due December 31, 2007.
The notes have been extended on a
monthly basis through July 28, 2008.
Interest in the amount of $718,167 has
been earned as of December 31, 2007
	$22,536,930	$17,659,726

The notes payable are secured by the Company’s accounts receivable and current projects under construction.

Interest expense for the years ended December 31, 2007 and 2006 in the amount of $2,472,452 and $1,993,524, respectively has been capitalized and included in the cost of sold and unsold homes under development in the Company’s balance sheet at December 31, 2007 and 2006.  There was no amortization to cost of sales for the years then ended.

5.     Income Taxes

The Company adopted the provision of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), on January 1, 2007.  As a result of the implementation of FIN 48, the Company recognized no adjustment in the net liabilities or equity for unrecognized income tax benefit.

The provision for income taxes consists of the following:

	December 31,
	2007	2006
Current:
Federal	$-	$-
Foreign	43,921	35,791
	43,921	35,791
Deferred:
Federal	-	-
Foreign	2,855,006	431,112
	2,855,006	431,112
	$2,898,927	$466,903

A reconciliation of taxes on income computed at the federal statutory rate to amounts provided is as follows:

	December 31,
	2007	2006
Tax provision (benefit) computed at
the federal statutory rate of 34%	$4,106,813	$661,444

Decrease in taxes resulting from different
tax rates and permanent differences
applicable to foreign operations	(1,207,886)	(194,541)

	$2,898,927	$466,903

Components of deferred tax liabilities are as follows:

	December 31,
	2007	2006
	Tax Effect	Tax Effect
Deferred Tax Liabilities - Current
Operating expenses	$3,449,968	$445,727

It is management’s intention to permanently reinvest the majority of the earnings of its foreign subsidiaries in the expansion of its foreign operations.  No earnings were repatriated in 2007 or 2006.  Unrepatriated earnings, upon which U.S. income taxes have not been accrued, are approximately $11.0 million at December 31, 2007.  Such unrepatriated earnings are deemed by management to be permanently reinvested.  Estimated income taxes related to unrepatriated foreign earnings are approximately $1.2 million under the current tax law, which is net of a foreign tax credit of 24%.

The Company files income tax returns in all jurisdictions in which it has reason to believe it is subject to tax.  The Company is subject to examination by various taxing jurisdictions.  To date, none of these examinations has resulted in any material additional tax.  Nonetheless, any tax jurisdiction may contend that a filing position claimed by the Company regarding one or more of its transactions is contrary to that jurisdictions laws or regulations.  Significant judgement is required in determining the worldwide provisions for income taxes.  In the ordinary course of business of a global business, the ultimate tax outcome is uncertain for many transactions.  It is the Company’s policy to establish provisions for taxes that may become payable in future years as a result of an examination by tax authorities.  The Company establishes the provisions based upon management’s assessment of exposure associated with permanent tax differences and tax credits applied to temporary difference adjustments.  The tax provisions are analyzed periodically (at least quarterly) and adjustments are made as events occur that warrant adjustments to those provisions.

6.     Minority Interest

The minority interest represents the third parties of 494 UNR who did not exchange their shares with the Company in connection with the share exchange agreement.

The following table sets forth the minority interest balances and the changes in these balances attributable to the third party investors’ interests:

	2007	2006
Balance at beginning of year	$672,514	$182,086

Minority interest share of income	3,044,985	490,428

Balance at end of year	$3,717,499	$672,514

7.     Stockholders’ Equity

Common Stock

The Company is authorized to issue 100,000,000 common shares, $0.001 par value, of which 20,500,000 shares are outstanding.

8. Commitments and Contingencies

a) The Company leases various facilities.  Some of these leases require the Company to pay certain executory costs (such as maintenance and insurance).

Future minimum lease payments for operating leases are approximately as follows:

Year Ending
2008	$548,051
2009	289,529
2010	-
2011	-
Thereafter	-
$837,580

Rent expense was $966,227 and $606,025 for the years ended December 31, 2007 and 2006, respectively.

b) Rental income was $3,304,772 and $51,661 for the years ended December 31, 2007 and 2006, respectively.

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY

FINANCIAL STATEMENTS
(UNAUDITED)

DECEMBER 31, 2007 and JUNE 30, 2008

INDEX TO FINANCIAL STATEMENTS

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY

Page

Consolidated Balance Sheets at June 30, 2008 and December 31, 2007 (Unaudited)	19

Consolidated Statements of Operations for the six months and three months ended June 30, 2008 and 2007 (Unaudited)	20

Consolidated Statements of Stockholders’ Equity for the six months ended June 30, 2008 (Unaudited)	21

Consolidated Statements of Cash Flows for the six months ended June 30, 2008 and 2007 (Unaudited)	22 - 23

Notes to (Unaudited) Consolidated Financial Statements	24 - 29

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
	2008	2007

ASSETS

Cash and cash equivalents	$15,317,061	$6,736,680
Inventories - at the lower of cost or fair value:
Unsold homes under development	74,766,265	63,955,124
Raw materials and finished goods	4,198,147	3,003,999
Total Inventories	78,964,412	66,959,123
Receivables	12,557,169	6,315,677
Property, plant and equipment - net	464,608	983,565
Prepaid expenses	13,398,239	13,002,656
Other assets	207,751	198,535

TOTAL ASSETS	$120,909,240	$94,196,236

LIABILITIES AND STOCKHOLDERS' EQUITY

Notes payable	$37,560,834	$22,536,930
Accounts payable and other liabilities	4,328,170	3,001,535
Customer deposits	55,905,512	53,099,782
Deferred income tax	5,260,712	3,459,820
Total Liabilities	103,055,228	82,098,067

Minority interests	5,406,599	3,717,499

Stockholders' Equity:
Common stock, $0.001 par value; authorized 100,000,000
shares; outstanding 20,500,000 and 20,500,000 shares, respectively	20,500	20,500
Paid-in capital	99,579	99,579
Retained earnings	10,776,472	7,373,321
Accumulated other comprehensive income	1,550,862	887,270
Total Stockholders' Equity	12,447,413	8,380,670

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY	$120,909,240	$94,196,236

See Notes to Unaudited Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

	For the Six Months Ended		For the Three Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

Revenues:
Home building	$18,667,537	$650,119	$6,927,956	$325,274
Road coverage	8,595,921	24,927,774	3,366,925	16,830,854
	27,263,458	25,577,893	10,294,881	17,156,128

Costs and expenses:
Cost of sales	19,058,257	17,982,728	6,507,548	12,270,481
Selling, general and administrative costs	2,444,064	1,412,395	1,248,089	694,653
	21,502,321	19,395,123	7,755,637	12,965,134

Income from operations	5,761,137	6,182,770	2,539,244	4,190,994
Other income expense:
Other income (primarily rental income)	939,193	1,039,918	234,585	561,028

Income before minority interests and
Provision for income taxes	6,700,330	7,222,688	2,773,829	4,752,022

Minority interests share of earnings of
consolidated subsidiary	1,689,100	1,820,782	699,808	1,199,068

Income before provision for income taxes	5,011,230	5,401,906	2,074,021	3,552,954
Provision for income taxes	1,608,079	1,733,445	665,172	1,137,106

Net earnings	$3,403,151	$3,668,461	$1,408,849	$2,415,848

Earnings per common share - basic and diluted	$0.17	$0.18	$0.07	$0.12

Weighted average common shares outstanding -
basic and diluted	20,500,000	20,500,000	20,500,000	20,500,000

See Notes to Unaudited Consolidated Financial Statements

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
JUNE 30, 2008
(Unaudited)

					Accumulated
					Other
	Common Stock		Paid-In	Retained	Comprehensive
	No of shares	Amount	Capital	Earnings	Income	TOTAL

Balance, January 1, 2007	20,500,000	$20,500	$99,579	$1,238,371	$46,632	$1,405,082

Net income			-	6,134,950	-	6,134,950

Currency translation adjustment			-		840,638	840,638

Balance, December 31, 2007	20,500,000	$20,500	$99,579	$7,373,321	$887,270	$8,380,670

Net income			-	3,403,151	-	3,403,151

Currency translation adjustment			-		663,592	663,592

Balance, June 30, 2008	20,500,000	$20,500	$99,579	$10,776,472	$1,550,862	$12,447,413

See Notes to Unaudited Consolidated Financial Statements

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)

	For the Six Months Ended
	June 30,
	2008	2007

Cash flows from operating activities:
Net income	$3,403,151	$3,668,461

Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	39,123	24,924
Net income allocated to minority interests	1,689,100	1,820,782
Gain on sale of property, plant and equipment	127,112	-
Deferred income taxes	1,800,892	1,758,894
Change in operating assets and liabilities	(13,741,233)	(18,546,502)
Net cash used in operating activities	(6,681,855)	(11,273,441)

Cash flows from investing activities:
Proceeds from sale of property, plant and equipment	558,748	-
Purchase of property, plant and equipment	(458,045)	(569,562)
Net cash (used in) provided by investing activities	100,703	(569,562)

Cash flows from financing activities:
Proceeds from borrowings	21,852,997	14,026,004
Repayment of loans	(6,378,744)	(4,685,043)
Net cash provided by financing activities	15,474,253	9,340,961

Effect of exchange rate changes on cash	(312,720)	(1,146,331)

Net increase (decrease) in cash	8,580,381	(3,648,373)

Cash - beginning of period	6,736,680	15,764,512

Cash - end of period	$15,317,061	$12,116,139

Changes in operating assets
and liabilities consist of:
Increase in accounts receivable	(5,978,528)	(196,969)
Increase in inventories	(11,499,487)	(10,001,415)
Increase in prepaid expenses	(395,583)	(4,886,056)
Increase (decrease) in accounts payable and
accrued expenses	1,326,635	(893,577)
Increase (decrease) in customer advances	2,805,730	(2,568,485)
	$(13,741,233)	$(18,546,502)
See Notes to Unaudited Consolidated Financial Statements

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
(Unaudited)

	For the Six Months Ended
	June 30,
	2008	2007

Supplementary Information:
Cash paid during the year for
Interest	$331,601	$955,899
Income taxes	$-	$-

See Notes to Unaudited Consolidated Financial Statements

PROMOTORA VALLE HERMOSO, INC. AND SUBSIDIARY
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Promotora Valle Hermoso, Inc. and Subsidiary (“Promotora Valle Hermoso” or the “Company”) operates its business through its majority-owned subsidiary, 494 UNR Open Joint Stock, Inc. (“494 UNR”).  494 UNR, a Russian Federation corporation, is a construction company operating in the Russian Federation and specializing in infrastructure build and supply services, including the construction of roads, highways and bridges, design/build apartment and office buildings, parks, warehouses, shipping centers and retail facilities, such as commercial housing projects and light industrial projects for governments, developers, businesses and end users.  494 UNR also performs activities such as demolition, clearing, large-scale earthwork and grading, dewatering, drainage improvements and structural concrete.

494 UNR operates primarily in the Moscow regions of the Russian Federation and has completed projects in a number of other cities or urban areas.  All revenue is earned within the Russian Federation.

Basis of Presentation

Effective March 24, 2008, Promotora Valle Hermoso entered into an Acquisition Agreement with the stockholders of 494 UNR, providing for the acquisition by the Company of 66.83% of the outstanding shares of common and preferred stock of 494 UNR.  In connection with the agreement, as of August 5, 2008, the Company issued 20,500,000 of its common stock to Alexei Ivanovich Kim (the “Controlling Shareholder”).  Based on the number of outstanding voting securities as of August 5, 2008, the Controlling Shareholder owns beneficially 83.79% of the Company’s issued and outstanding shares of common stock.  In connection with the share exchange, the Company acquired the assets and assumed the liabilities of 494 UNR as the acquirer.  The financial statements prior to August 5, 2008, reflect the assets and liabilities of 494 UNR at historical earning amounts.

The share exchange was accounted for as a recapitalization.  The financial statements show a retroactive restatement of the Company’s historical stockholders’ equity to reflect the equivalent number of shares of common stock issued in the acquisition.

Effective August 5, 2008, the Company’s officers and directors resigned and new officers and a new Board of Directors were appointed, as well as the sale of the Company’s existing business to former management.

The consolidated balance sheet as of June 30, 2008, and the consolidated statements of operations, stockholders’ equity and cash flows for the periods presented herein have been prepared by the Company and are unaudited.  In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the financial position, results of operations, changes in stockholders’ deficiency and cash flows for all periods presented have been made.  The results for the six months ended June 30, 2008 should not be viewed as indicative of the Company’s annual results or the Company’s results for any other period.  The information for the consolidated balance sheet as of December 31, 2007 was derived from audited financial statements.

Summary of Significant Accounting Policies

Principles of Consolidation

The financial statements include the accounts of the Company and its majority-owned subsidiary.  All intercompany transactions and balances have been eliminated.  Where the Company’s ownership is less than 100 percent, the minority ownership interests are reported in the consolidated balance sheet as a liability.  The minority ownership interest of the Company’s earnings is classified as “Minority interest shares of earnings of consolidated subsidiary” in the consolidated statements of operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition

The Company has adopted the revenue recognition method for completed work, in accordance with Financial Accounting Standards ("SFAS") No. 66, "Account for Sales of Real Estate ("SFAS 66"), over which the revenue and costs will be recorded at the time of the completion of home construction and delivery to the buyer.  The cash received on the home is recorded as customer advances until the revenue is recognized.  Cash advances at June 30, 2008 and December 31, 2007 against future revenue was $55,905,512 and $53,099,782, respectively and is included in customer advances on the Company’s consolidated balance sheet at June 30, 2008 and December 31, 2007.

Revenue from the sale of materials for road coverage is recognized when the work is completed and accepted by the purchaser.

Land, land development and the other common costs, both incurred and estimated to be incurred in the future, are amortized to the cost of homes closed based upon the total number of homes to be constructed in each project.  Any changes resulting from a change in the estimated number of homes to be constructed or in the estimated costs subsequent to the commencement of delivery of homes in the project are allocated to the remaining undelivered homes.  Home construction and related costs are charged to the cost of homes covered under the specific identifiable method.

Cash and Cash Equivalents

Cash and cash equivalents include cash deposited in checking accounts, overnight repurchase agreements and money market funds with maturities of 90 days or less when purchased.  The cash balances are held at a few institutions and may, at times, exceed insurable amounts.  The Company believes it mitigates this risk by depositing cash in major financial institutions.

Receivables

Receivables are recorded when invoices are issued and are presented in the balance sheet net of allowance for doubtful accounts.  Receivables are written off when they are determined to be uncollectible.  The allowance for doubtful accounts is estimated based on the Company’s historical losses, the existing economic conditions in the construction industry, and the financial ability of its customers.  The Company believes no allowance for doubtful accounts is necessary at June 30, 2008 or December 31, 2007.

Inventories

Inventories and long-lived assets held for sale are recorded at the lower of cost or fair value less direct costs to sell.  Fair value is defined as the amount at which an asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.  Construction costs are accumulated during the period of construction and charged to cost of sales under specific identification methods.  Land, land development and common facility costs are allocated based on buildible acres to product types within each project, then charged to cost of sales equally based upon the number of homes to be constructed in each product type.  For inventories of projects under development, a loss is recorded when events and circumstances indicate impairment and the undiscounted future cash flows generated are less than the related carrying amounts.  The impairment loss is the difference between the book value of the individual project, and the discounted future cash flows generated from expected revenue of the individual project, less the associated cost to complete and direct costs to sell, which approximates fair value.  The estimates used in the determination of the estimated cash flows and fair value of a project are based on factors known to us at the time such estimates are made and our expectations of future operations.  These estimates of cash flows are significantly impacted by estimates of the amounts and timing of revenues and costs and other factors which, in turn, are impacted by local market economic conditions and the actions of competitors.  Should the estimates or expectations used in determining estimated cash flows or fair value decrease or differ from current estimates in the future, we may be required to recognize additional impairments related to current and future projects.

Post Development Completion Costs

In instances where a development is substantially completed and sold and the Company has additional construction work to be incurred, an estimated liability is provided to cover the cost of such work and is recorded as costs of sales and included in accounts payable in the accompanying balance sheet.

Fair Value of Financial Instruments

For financial instruments, including cash, accounts receivable, accounts payable, notes payable and accrued expenses, it was assumed that the carrying amount approximated fair value because of the short maturities of such instruments.  Management believes that the carrying amount debt is a reasonable estimate of its fair value.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.  The Company grants credit to customers that are based on an evaluation of the customer's financial condition, without requiring collateral.  Exposure to losses on receivables is principally dependent on each customer's financial condition.  The Company controls its exposure to credit risk through credit approvals, and progressive payments as the work is preformed.

100% of the Company’s assets are located in the Russian Federation.  There is a potential risk that the government within the Russian Federation may become unstable which could lead to exposure of those assets.

The Company is also subject to the risk of currency fluctuations that may affect the prices paid for goods and the amounts received for revenue.

Advertising Costs

Advertising costs are treated as period costs and expensed as incurred.  During the six months ended June 30, 2008 and 2007 advertising costs expenses were minimal as advertising costs are incurred by the agency hired by the Company to market its housing projects.

Interest

In accordance with SFAS 34, "Capitalization of Interest Cost", interest incurred is first capitalized to the property under development during the land development and home construction period and expensed along with the associated cost of sales as the related inventory are sold.  Interest in excess of interest capitalized or interest incurred on borrowings directly related to property not under development is expensed immediately.  No interest was expensed for the six months ended June 30, 2008 and 2007 as all amounts were capitalized in ongoing projects that expect to be completed in future periods.  Capitalized interest is included in Inventories – sold and unsold homes under development – in the Company’s consolidated balance sheet at June 30, 2008 and December 31, 2007.

Interest cost incurred, expensed and capitalized were:

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
Interest capitalized at beginning of period	$4,465,976	$1,993,524
Plus interest incurred	1,032,901	2,472,452
Less cost of sales interest expense	-	-
Less other interest expense	-	-

Interest capitalized at end of period	$5,498,877	$4,465,976

Depreciation

Equipment is stated at cost less accumulated depreciation and amortization.  Depreciation is calculated primarily using the straight-line method over their estimated useful lives.

Income Taxes

The Company accounts for income taxes using an asset and liability approach under which deferred income taxes are recognized by applying enacted tax rates applicable in future years to the differences noted in the financial statement carrying amounts and the tax basis of the reported assets and liabilities.

The principal item giving rise to deferred taxes is expenses deductible for tax purposes that are not deductible for book purposes.

The Company accounts for income taxes in accordance with the Internal Income Tax Law of the Russian Federation.  The Company is taxed at a rate of 24%.

Foreign Currency Translation

Conversion of currency from the Russian ruble into a United States dollar (“US $”) has been made at the respective applicable rates of exchange.  Monetary assets and liabilities denominated in foreign currencies are converted into US $ at the applicable rate of exchange at the balance sheet date.  Income and expense items are converted at the average rates for the years then ended.

Earnings Per Share

Basic earnings per common share are computed by dividing net earnings by weighted average number of common shares outstanding during the year.  Diluted earnings per common share are computed by dividing net earnings by the weighted average number of common share and potential common shares outstanding during the year.  There were no potential common shares outstanding for the six months ended June 30, 2008 and 2007.

Prepaid Expenses

Prepaid expenses primarily include prepayments for goods and services and which relate to specific housing projects are amortized to cost of sales as the applicable inventory are sold.  All other prepaid expenses are amortized over a specific time period or as used and charged to overhead expense.

New Financial Accounting Standards

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS No. 162”).  SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States.  This Statement is effective sixty days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.”  The Company is currently evaluating the potential impact, if any, of the adoption of SFAS No. 162 on its financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”, an amendment of FASB Statement No. 133 (“SFAS No. 161”).  The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance and cash flows.  It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  The Company does not believe that SFAS No. 161 will have a material impact on its financial statements.

2.     Property

Property, plant and equipment consists of buildings, building improvements, furniture and equipment used to conduct day to day business and are recorded at cost less accumulated depreciation.  Accumulated depreciation related to these assets at June 30, 2008 and December 31, 2007 amounted to $204,056 and $196,170, respectively.

Depreciation expense for the six months ended June 30, 2008 and 2007 amounted to $39,123 and $24,924, respectively.

3.     Inventories

In accordance with Financial Accounting Standards No. 144, “Accounting for the Impairment of or Disposal of Long Lived Assets” (“SFAS 144”), the Company records impairment losses on inventory related to projects under development when events and circumstances indicate that they may be impaired and the undiscounted cash flows estimated by these assets are less than their related carrying amounts.  The Company recorded no impairments for the six months ended June 30, 2008 and 2007.

4.     Notes Payable

Notes payable balances as of June 30, 2008 and December 31, 2007 were as follows:
	June 30,	December 31,
	2008	2007

Notes payable to OJSC Ros Der Bank,	$7,600,000	$-
interest @ 14%, matures February 11, 2009

Note payable to OJSC Ros Der Bank,	2,400,000	2,400,000
interest @ 14%, matures November 18, 2008

Note payable to Vozrozhdenie Bank,	-	6,829,092
interest @ 14%, matured February 20, 2008

Note payable to OJSC Sberbank of RF	14,252,996	-
interest @ 14%, matures June 25, 2009

Notes payable to Dunchoille Holdings Limited,	13,307,838	13,307,838
interest @ 10% due December 31, 2007.
The notes have been extended on a
monthly basis through September 28, 2008.
	$37,560,834	$22,536,930

The notes payable are secured by the Company’s accounts receivable and current projects under construction.

Interest expense for the six months ended June 30, 2008 and 2007 in the amount of $1,032,901 and $554,302, respectively has been capitalized and included in the cost of sold and unsold homes under development in the Company’s balance sheet at June 30, 2008 and December 31, 2007.  There was no amortization to cost of sales for the six months and the year then ended.

5.     Income Taxes

The Company adopted the provision of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), on January 1, 2007.  As a result of the implementation of FIN 48, the Company recognized no adjustment in the net liabilities or equity for unrecognized income tax benefit.

The Company files income tax returns in all jurisdictions in which it has reason to believe it is subject to tax.  The Company is subject to examination by various taxing jurisdictions.  To date, none of these examinations has resulted in any material additional tax.  Nonetheless, any tax jurisdiction may contend that a filing position claimed by the Company regarding one or more of its transactions is contrary to that jurisdictions laws or regulations.  Significant judgement is required in determining the worldwide provisions for income taxes.  In the ordinary course of business of a global business, the ultimate tax outcome is uncertain for many transactions.  It is the Company’s policy to establish provisions for taxes that may become payable in future years as a result of an examination by tax authorities.  The Company establishes the provisions based upon management’s assessment of exposure associated with permanent tax differences and tax credits applied to temporary difference adjustments.  The tax provisions are analyzed periodically (at least quarterly) and adjustments are made as events occur that warrant adjustments to those provisions.

6. Minority Interest

The minority interest represents the third parties of 494 UNR who did not exchange their shares with the Company in connection with the share exchange agreement.

The following table sets forth the minority interest balances and the changes in these balances attributable to the third party investors’ interests:

	June 30,	December 31,
	2008	2007
Balance at beginning of period	$3,717,499	$672,514

Minority interest share of income	1,689,100	3,044,985

Balance at end of period	$5,406,599	$3,717,499

7. Stockholders’ Equity

Common Stock
The Company is authorized to issue 100,000,000 common shares, $0.001 par value, of which 20,500,000 shares are outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Promotora Valle Hermoso, Inc.

Date: September 3, 2008	By:	/s/ Alexei Ivanovich Kim
Alexei Ivanovich Kim
Chairman and President